Debt	12 Months Ended
Dec. 31, 2012
Long-term Debt, Unclassified [Abstract]
Debt

The disclosures below include details of the company's debt. Debt of consolidated investment products is detailed in Note 20, “Consolidated Investment Products.”

	December 31, 2012		December 31, 2011
$ in millions	Carrying Value	Fair Value	Carrying Value	Fair Value
Unsecured Senior Notes*:
5.625% - due April 17, 2012	—	—	215.1	217.3
5.375% - due February 27, 2013	—	—	333.5	343.8
5.375% - due December 15, 2014	—	—	197.1	207.4
3.125% - due November 30, 2022	599.5	618.3	—	—
Floating rate credit facility expiring June 3, 2016	586.5	586.5	539.0	539.0
Long-term debt	1,186.0	1,204.8	1,284.7	1,307.5

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*	The company's Senior Note indentures contain certain restrictions on mergers or consolidations. Beyond these items, there are no other restrictive covenants in the indentures.

The fair market value of the company's Senior Notes was determined by market quotes provided by Bloomberg, which is considered a Level 2 valuation input. In the absence of an active market, the company relies upon the average price quoted by brokers for determining the fair market value of the debt.

Analysis of Borrowings by Maturity:

$ in millions	December 31, 2012
2016	586.5
2022	599.5
Long-term debt	1,186.0

In November 2012, the company issued an initial aggregate principal amount of $600.0 million 3.125% Senior Notes which will mature in November 2022. The proceeds of the issuance were primarily used to retire the $333.5 million 5.375% 2013 Senior Notes and the $197.1 million 5.375% 2014 Senior Notes. The issuer is a 100%-owned finance subsidiary of the Parent, and the Parent has fully and unconditionally guaranteed the securities. As discussed in Note 1, "Accounting Policies - Cash and cash equivalents," certain of our subsidiaries are required to maintain minimum levels of capital. These and other similar provisions of applicable law may have the effect of limiting withdrawals of capital, repayment of intercompany loans and payment of dividends by such entities.

On June 3, 2011 the company amended and restated its unsecured $1.25 billion credit agreement to, among other matters, provide for a term of five years. The amended and restated facility is now scheduled to expire on June 3, 2016.

At December 31, 2012, the outstanding balance on the credit facility was $586.5 million and the weighted average interest rate on the credit facility was 1.437%. Borrowings under the credit facility will bear interest at (i) LIBOR for specified interest periods or (ii) a floating base rate (based upon the highest of (a) the Bank of America prime rate, (b) the Federal Funds rate plus 0.50% and (c) LIBOR for an interest period of one month plus 1.00%), plus, in either case, an applicable margin determined with reference to the company's credit ratings and specified credit default spreads. Based on credit ratings as of December 31, 2012 of the company and such credit default spreads, the applicable margin for LIBOR-based loans was 1.10% and for base rate loans was 0.10%. In addition, the company is required to pay the lenders a facility fee on the aggregate commitments of the lenders (whether or not used) at a rate per annum which is based on the company's credit ratings. Based on credit ratings as of December 31, 2012, the annual facility fee was equal to 0.15%.

The credit agreement governing the credit facility contains customary restrictive covenants on the company and its subsidiaries. Restrictive covenants in the credit agreement include, but are not limited to: prohibitions on creating, incurring or assuming any liens; entering into certain restrictive merger arrangements; selling, leasing, transferring or otherwise disposing of assets; making a material change in the nature of the business; making material amendments to organic documents; making a significant accounting policy change in certain situations; entering into transactions with affiliates. Many of these restrictions are subject to certain minimum thresholds and exceptions. Financial covenants under the credit agreement include: (i) the quarterly maintenance of a debt/EBITDA leverage ratio, as defined in the credit agreement, of not greater than 3.25:1.00 through June 30, 2014, and not greater than 3.00:1.00 thereafter, (ii) a coverage ratio (EBITDA, as defined in the credit agreement/interest payable for the four consecutive fiscal quarters ended before the date of determination) of not less than 4.00:1.00.

The credit agreement governing the credit facility also contains customary provisions regarding events of default which could result in an acceleration or increase in amounts due, including (subject to certain materiality thresholds and grace periods) payment default, failure to comply with covenants, material inaccuracy of representation or warranty, bankruptcy or insolvency proceedings, change of control, certain judgments, ERISA matters, cross-default to other debt agreements, governmental action prohibiting or restricting the company or its subsidiaries in a manner that has a material adverse effect and failure of certain guaranty obligations. The company is in compliance with all regulatory minimum net capital requirements.

The lenders (and their respective affiliates) may have provided, and may in the future provide, investment banking, cash management, underwriting, lending, commercial banking, leasing, foreign exchange, trust or other advisory services to the company and its subsidiaries and affiliates. These parties may have received, and may in the future receive, customary compensation for these services.

The company maintains approximately $35.5 million in letters of credit from a variety of banks. The letters of credit are generally one-year automatically-renewable facilities and are maintained for various commercial reasons. Approximately $13.8 million of the letters of credit support office lease obligations.